Exhibit 10.40
AMENDMENT AND CONFIRMATION OF SUBLEASE
     THIS AGREEMENT made this 27th day of February, 2006
AMONGST:
ELK PROPERTY MANAGEMENT LIMITED,
as agent for PBX PROPERTIES LTD. and
350 PALLADIUM DRIVE INC. and
856581 ALBERTA LTD.
(the “Landlord”)
OF THE FIRST PART
     AND:
INTELLIGENT PHOTONICS CONTROL CORP.
(the “Tenant”)
OF THE SECOND PART
AND:
6447309 CANADA INC.
(the “Assignee”)
OF THE THIRD PART
AND:
ZIXCORP CANADA, INC. and ZIX CORPORATION
(“ZIXCORP” and “Zix”, respectively)
OF THE FOURTH PART
     WHEREAS:
A.	By lease (the “Lease”) dated the 13th day of January, 2004, the Landlord leased to the Tenant approximately 13,209 square feet of rentable area (the “Premises”) on the second floor of the building municipally known as 350 Palladium Drive, Ottawa, Ontario (the “Building”) for a term commencing July 1, 2004 and ending on the 30th day of June, 2009;

B.	By a sublease dated May 20th, 2005 (the “ZIXCORP Sublease”) between the Tenant and ZIXCORP, the Tenant sublet to ZIXCORP a portion of the Premises comprising approximately 8,400 square feet of rentable area more particularly shown on Schedule “A” to the ZIXCORP Sublease (the “Subleased Premises”) for a term commencing September 1, 2005 and ending one minute prior to the expiry of the term of the Lease;

C.	The Landlord consented to the ZIXCORP Sublease pursuant to a consent document dated the 22nd day of June, 2005 among the Landlord, the Sublandlord, ZIXCORP and Zix (the “Consent”);

D.	The Tenant proposes to assign the Lease to the Assignee with the consent of the Landlord;

E.	The Landlord, the Tenant, the Assignee and Peleton Photonic Systems Inc. (“Peleton”) intend to enter into an agreement (the “Amending Agreement”) to amend the Lease and pursuant to which, effective October 1, 2006:
(i)	the Premises shall be reduced to comprise that portion of the Premises described in subparagraph 5(b)(i) of this Agreement; and

(ii)	the Landlord will assume all the benefits and obligations of the Tenant and Assignee as sublandlord under the ZIXCORP Sublease, as amended by this Agreement (together, the “Amended Sublease”).
F.	The Landlord, the Tenant and the Assignee have requested that ZIXCORP and Zix acknowledge and agree to the foregoing.
     NOW THEREFORE, for good, valuable and sufficient consideration flowing amongst the parties hereto, receipt of which is by each of them acknowledged, the parties hereto covenant and agree as follows:
1.	ZIXCORP and Zix agrees with the Landlord, the Tenant and the Assignee that the ZIXCORP Sublease is a valid and binding obligation of ZIXCORP and that, to ZIXCORP’s and Zix’s knowledge, the Tenant has fulfilled all of the obligations of the Tenant to be fulfilled by it under the ZIXCORP Sublease to the date of this Agreement.

2.	The Tenant acknowledges that ZIXCORP has fulfilled all of its obligations under the ZIXCORP Sublease to the date of this Agreement.

3.	ZIXCORP, Zix, the Tenant and the Assignee acknowledge and agree that (i) the furniture referred to in Section 20 of the Sublease is as listed in Schedule “A” hereto under the heading “IPC Furniture List”, and (ii) the furniture listed on Schedule “A” hereto under the heading “Common Area Items Belonging to ZixCorp” is furniture belonging to ZIXCORP and currently located in the

Common Areas. The Tenant and the Assignee hereby agree to sell to ZixCorp for the sum of $1.00 the furniture listed is Schedule A hereto under the heading “IPC Furniture List” on September 30, 2006 and all IPC owned contents within the kitchen and cafeteria area, including tables, chairs, utensils, cutlery and kitchen plates and cups, but excluding fixtures such as the sink, built-in dishwasher and lights which (by the operation of the Lease) are the property of the Landlord. These items are sold to ZixCorp “as is,” “where is,” without warranties of any type, other than a warranty of title and a warranty that these items will be free and clear of any liens, claims, or encumbrances.
4.	ZIXCORP, Zix, the Tenant and the Assignee agree that the floor plan annexed hereto as Schedule “B” shows shaded in blue the portion of the Premises subleased to ZIXCORP and of which it has exclusive use and shows shaded in yellow the Common Areas.

5.	If the Amending Agreement, as recited in paragraph E. above, is entered into amongst the Landlord, the Tenant, the Assignee and Peleton, then:
(a)	section 22 of the Sublease is deleted as of the date of this Agreement; and

(b)	from and after October 1, 2006:
(i)	for all purposes of the ZIXCORP Sublease and the Consent, the “exclusive use” area of the Subleased Premises shall be deemed to be expanded and comprised of the areas shaded in blue on Schedule “C”to this Agreement (comprising approximately 9,378 square feet of Rentable Area, subject to certification by the Landlord’s architect upon completion of renovations for creating a multi-tenancy floor) and Basic Rent and Additional Rent shall be payable on the increased Rentable Area of the Subleased Premises, as so expanded, from and after October 1, 2006;

(ii)	for all purposes of the ZIXCORP Sublease and the Consent (and notwithstanding anything to the contrary in the ZIXCORP Sublease and Consent), the Common Areas shall be deemed to be comprised only of the Common Areas shown shaded in yellow on the floor plan in Schedule “C” to this Agreement, subject to such other future changes to the Common Areas as may be reasonably required by the Landlord so long as ZIXCORP shall continue to enjoy reasonable access to the Subleased Premises (and if any such other future changes occur, the Subleased Premises shall be remeasured in accordance with the most current BOMA standards and Basic Rent and Additional Rent adjusted accordingly);

(iii)	the Subleased Premises shall be modified at the sole cost of Tenant, as required to provide direct access via installation of a door from the main corridor within the current Subleased Premises to the conference room that is currently being leased by Tenant, but that will become a portion of the Subleased Premises beginning October 1, 2006. The cafeteria and kitchen area in the Subleased Premises shall also be modified at the sole cost of the Tenant to provide a permanent barrier (either a wall or lockable door) to securely enclose the Subleased Premises;

(iv)	all sums due under the Amended Sublease, for the period commencing October 1, 2006, shall be paid to the Landlord or as it may direct;

(v)	all benefits and obligations of the Tenant and Assignee, as sublandlord under the Amended Sublease, shall be for the account of the Landlord and the Landlord shall be entitled to enforce all of the obligations of ZIXCORP under the Amended Sublease in the name of the Landlord, the Tenant or the Assignee, as the Landlord may elect; and

(vi)	the Landlord shall fulfill all of the obligations of the Tenant and the Assignee under the Amended Sublease for the period commencing October 1, 2006 and expiring at the expiration or earlier termination of the term of the Amended Sublease. For greater certainty, the Landlord shall have no liability with respect to the obligations of the Tenant or Assignee under the Amended Sublease for the period prior to October 1, 2006
6.	Except as specifically amended by this Agreement, the Sublease and Consent continue in full force and effect in accordance with their terms. For greater certainty, the parties acknowledge that there is no merger of the Lease and the Amended Sublease. Capitalized terms used in this Agreement that are not defined in it have the meaning given to them in the Sublease.

7.	This Agreement shall be construed in accordance with the laws of the Province of Ontario and of Canada applicable therein.

8.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS THEREOF the parties have executed this Agreement.

ELK PROPERTY MANAGEMENT LIMITED, as agent for PBX PROPERTIES LTD. and 350 PALLADIUM DRIVE INC. and 856581 ALBERTA LTD.

Per: /s/ George Gaty

Name: George Gaty
Title: President

I have authority to bind the Corporation.

INTELLIGENT PHOTONICS
CONTROL CORP.

Per:

Name:
Title:

I have authority to bind the Corporation.

6447309 CANADA INC.

Per:

Name:
Title:

I have authority to bind the Corporation.

ZIXCORP CANADA, INC.

Per:

Name:
Title:

I have authority to bind the Corporation.

ZIX CORPORATION

Per:

Name:
Title:

I have authority to bind the Corporation.

ELK PROPERTY MANAGEMENT LIMITED, as agent for PBX PROPERTIES LTD. and 350 PALLADIUM DRIVE INC. and 856581 ALBERTA LTD.

Per:

Name:
Title:

I have authority to bind the Corporation.

INTELLIGENT PHOTONICS CONTROL CORP.

Per:	/s/ Alain Belanger

Name: Alain Belanger
Title: Vice Chairman

I have authority to bind the Corporation.

6447309 CANADA INC.

Per:

Name:
Title:

I have authority to bind the Corporation.

ZIXCORP CANADA, INC.

Per:

Name:
Title:

I have authority to bind the Corporation.

ZIX CORPORATION

Per:

Name:
Title:

I have authority to bind the Corporation.

ELK PROPERTY MANAGEMENT LIMITED, as agent for PBX PROPERTIES LTD. and 350 PALLADIUM DRIVE INC. and 856581 ALBERTA LTD.

Per:

Name:
Title:

I have authority to bind the Corporation.

INTELLIGENT PHOTONICS CONTROL CORP.

Per:

Name:
Title:

I have authority to bind the Corporation.

6447309 CANADA INC.

Per:	/s/ Ross Morgan

Name: Ross Morgan
Title:

I have authority to bind the Corporation.

ZIXCORP CANADA, INC.

Per:

Name:
Title:

I have authority to bind the Corporation.

ZIX CORPORATION

Per:

Name:
Title:

I have authority to bind the Corporation.

ELK PROPERTY MANAGEMENT LIMITED, as agent for PBX PROPERTIES LTD. and 350 PALLADIUM DRIVE INC. and 856581 ALBERTA LTD.

Per:

Name:
Title:

I have authority to bind the Corporation.

INTELLIGENT PHOTONICS CONTROL CORP.

Per:

Name:
Title:

I have authority to bind the Corporation.

6447309 CANADA INC.

Per:

Name:
Title:

I have authority to bind the Corporation.

ZIX CORP CANADA, INC.

Per:	/s/ Russell Morgan

Name: Russell Morgan
Title: President

I have authority to bind the Corporation.

ZIX CORPORATION

Per:	/s/ Russell Morgan

Name: Russell Morgan
Title: VP Client Services

I have authority to bind the Corporation.

ELK PROPERTY MANAGEMENT LIMITED, as agent for PBX PROPERTIES LTD. and 350 PALLADIUM DRIVE INC. and 856581 ALBERTA LTD.

Per:

Name:
Title:

I have authority to bind the Corporation.

INTELLIGENT PHOTONICS CONTROL CORP.

Per:

Name:
Title:

I have authority to bind the Corporation.

6447309 CANADA INC.

Per:

Name:
Title:

I have authority to bind the Corporation.

ZIXCORP CANADA, INC.

Per:

Name:
Title:

I have authority to bind the Corporation.

ZIX CORPORATION

Per:	/s/ Ronald A. Woessner

Name: Ronald A. Woessner
Title: SVP

I have authority to bind the Corporation.